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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 28, 1999

                              JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                           1-12095                62-1650470
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

                            512 SOUTH PETERS STREET
                          NEW ORLEANS, LOUISIANA 70130
             (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a description of the slides presented by Frederick W. Burford, the Registrant's President and Chief Executive Officer, at the Jefferies & Company, Inc. High Yield Gaming Conference in Atlantic City, New Jersey on June 28, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

      Exhibit No.           Description
      -----------           -----------
         99.1               Slide Presentation from June 28, 1999 Jefferies &
                            Company, Inc. High Yield Gaming Conference

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JCC HOLDING COMPANY
                               (REGISTRANT)

                               /s/   L. Camille Fowler
                               -------------------------------------------------
                               L. Camille Fowler
                               Vice President - Finance, Secretary and Treasurer

Date:  July 1, 1999


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                               INDEX TO EXHIBITS

     Exhibit
     Number                                Exhibit Description
     -------                               -------------------
      99.1         Slide Presentation from June 28, 1999 Jefferies & Company,
                   Inc. High Yield Gaming Conference